                                                                    Exhibit 99.1

                             JOINT FILER INFORMATION

        This Statement on Form 4 is filed jointly by (i) Corvina Holdings
Limited ("Corvina"), (ii) Cortaire Limited ("Cortaire"), (iii) Gamay Holdings
Limited ("Gamay"), (iv) Virgin Group Holdings Limited ("VGHL"), (v) Sir Richard
Branson, (vi) Cougar Investments Limited ("Cougar"), (vii) Plough Investments
Limited ("Plough"), (viii) Deutsche Bank Trustee Services (Guernsey) Limited
("DBTSGL"), solely in its capacity as trustee on behalf of the Virgo Trust, The
Libra Trust, the Jupiter Trust, the Mars Trust, the Venus Trust, the Leo Trust
and The Gemini Trust (such trusts collectively referred to as the "DB Trusts"), and (ix) RBC Trustees (C.I.) Limited ("RBC Trustees"), solely in its capacity as trustee on behalf of The Aquarius Trust, The Aries Trust, the Capricorn Trust,
The Pisces Trust and The Saturn Trust (such trusts collectively referred to as the "RBC Trusts"). The principal business address of each of Corvina, Cortaire,
Gamay, VGHL, the RBC Trustees and the RBC Trusts is La Motte Chambers, St.
Helier, Jersey JE1 1BJ. The principal business address of Sir Richard Branson is
Richard's House, the Valley, Virgin Gorda, Necker Island, British Virgin
Islands. The principal business address of Cougar and Plough is St. Paul's Gate,
New Street, St. Helier, Jersey JE4 8ZP. The principal business address of DBTSGL and the DB Trusts is Lefebvre Court, Lefebvre Street, St Peter Port, Guernsey
GY1 3WT.

        Name of Designated Filer: Corvina Holdings Limited

        Date of Event Requiring Original Statement:  November 24, 2009

        Issuer Name and Ticker or Trading Symbol: Virgin Mobile USA, Inc. (NYSE: VM)

        Date:  November 24, 2009

                                        Corvina Holdings Limited

                                        /s/ Paul Fauvel
                                        ----------------------------------------
                                        Name: Paul Fauvel
                                        Title: Director

                                        Cortaire Limited

                                        /s/ Paul Fauvel
                                        ----------------------------------------
                                        Name: Paul Fauvel
                                        Title: Director

                                        Gamay Holdings Limited

                                        /s/ Paul Fauvel
                                        ----------------------------------------
                                        Name: Paul Fauvel
                                        Title: Director

                                        Virgin Group Holdings Limited

                                        /s/ Paul Fauvel
                                        ----------------------------------------
                                        Name: Paul Fauvel
                                        Title: Director

                                        Sir Richard Branson

                                        /s/ Richard Branson
                                        ----------------------------------------

                                        Cougar Investments Limited

                                        /s/ Alison Jane Renouf
                                        ----------------------------------------
                                        Name: Alison Jane Renouf
                                        Title: Director

                                        Plough Investments Limited

                                        /s/ Alison Renouf
                                        ----------------------------------------
                                        Name: Alison Renouf
                                        Title: Director

                                        RBC Trustees (C.I.) Limited
                                        (as trustee for the RBC Trusts)

                                        /s/ Paul Fauvel
                                        ----------------------------------------
                                        Name: Paul Fauvel
                                        Title: Director

                                        Deutsche Bank Trustee Services
                                        (Guernsey) Limited

                                        /s/ Alison Jane Renouf
                                        ----------------------------------------
                                        Name: Alison Jane Renouf
                                        Title: Authorized Signatory

                                        Deutsche Bank Trustee Services
                                        (Guernsey) Limited

                                        /s/ Tracy Ann Martel
                                        ----------------------------------------
                                        Name: Tracy Ann Martel
                                        Title: Authorized Signatory